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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                   JUNE 26, 2002
                                   -------------
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-4423                    94-1081436
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
 of incorporation)                                          Identification No.)




                    3000 HANOVER STREET, PALO ALTO, CA 94304
               (Address of principal executive offices) (Zip code)





                                 (650) 857-1501
                                 ---------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

     On June 26, 2002, we completed the offering of our 5.50% Global Notes due July 1, 2007 (the "5.50% Global Notes") and of our 6.50% Global Notes due July 1, 2012 (the "6.50% Global Notes"). The offering was made pursuant to an underwriting agreement dated June 21, 2002, between Hewlett-Packard Company and Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. (as representatives of the several underwriters named therein).

     The 5.50% Global Notes and the 6.50% Global Notes are each governed by an indenture entered into between HP and J.P. Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association) as trustee, dated as of June 1, 2000 (the "Indenture"), as supplemented by an officers' certificate authorizing the terms of the 5.50% Global Notes and the 6.50% Global Notes pursuant to Section 301 of the Indenture. The Indenture is attached as Exhibit 4.1 to our registration statement on Form S-3 (file number 333-30786), filed with the Securities and Exchange Commission on March 17, 2000.

     The purpose of this Current Report is to file the form of the 5.50% Global Note, the form of 6.50% Global Note and the Section 301 Officers' Certificate.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed with this report:

         Exhibit 4.1       Form of 5.50% Global Note due July 1, 2007.

         Exhibit 4.2       Form of 6.50% Global Note due July 1, 2012.

         Exhibit 4.3 Officers' Certificate pursuant to Section 301 of the Indenture, dated June 26, 2002, executed by Hewlett-Packard Company (exhibits omitted).





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEWLETT-PACKARD COMPANY

Date: June 27, 2002                  By: /s/ Ann O. Baskins
                                        ---------------------------------------
                                     Name: Ann O. Baskins
                                     Title: Senior Vice President, General
                                            Counsel and Secretary



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                          INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED JUNE 26, 2002



   EXHIBIT                            DESCRIPTION
-------------    -------------------------------------------------------------

    4.1          Form of 5.50% Global Note due July 1, 2007.

    4.2          Form of 6.50% Global Note due July 1, 2012.

    4.3 Officers' Certificate pursuant to Section 301 of the Indenture, dated June 26, 2002, executed by
                 Hewlett-Packard Company (exhibits omitted).